UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
   _______________________________
Form 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2017
  _______________________________
Hi-Crush Partners LP
(Exact name of registrant as specified in its charter)
   _______________________________
Delaware
(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

Three Riverway, Suite 1350 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 980-6200
(Registrant’s telephone number, including area code)

  _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Registration Rights Agreement
On March 3, 2017, Hi-Crush Partners LP (the “Partnership”) closed its previously disclosed acquisition (the “Permian Basin Sand Acquisition”) of Permian Basin Sand Company, LLC (“Permian Basin Sand”). In connection with the closing of the Permian Basin Sand Acquisition, the Partnership entered into a registration rights agreement (the “Registration Rights Agreement”) with Platte River Equity III, L.P. (“PRE III”), Platte River Equity III-A, L.P. (“PRE III-A”), Platte River Equity III-Affiliates, L.P. (“PRE III-Affiliates”), PBS PRE III-B Holdings, LLC (“PBS”), Steven Herron, Peter Melcher, and Mark Smiens (such individuals, together with PRE III, PRE III-A, PRE III-Affiliates and PBS, collectively, the “Sellers”). The Registration Rights Agreement requires the Partnership, within 90 days, to file with the Securities Exchange Commission a shelf registration statement on Form S-3 covering the resale of the common units issued as part of the consideration of the Permian Basin Sand Acquisition on a delayed or continuous basis.
The foregoing description of the Registration Rights Agreement is only a summary, does not purport to be complete, and is subject to, and qualified in its entirety by reference to the full and complete text of the Registration Rights Agreement, which is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.
Fifth Amendment to Credit Agreement
On March 3, 2017, the Partnership entered into a Fifth Amendment (the “Fifth Amendment”) by and among the Partnership, ZB, N.A. DBA Amegy Bank, as administrative agent, and the lenders named therein, amending its Amended and Restated Credit Agreement, dated April 28, 2014, as amended (the “Credit Agreement”). Pursuant to the terms of the Fifth Amendment, the lenders agreed to amend the Credit Agreement to, among other things, permit the acquisition by the Partnership and Hi-Crush Augusta Acquisition Co. LLC of all of the outstanding membership interests in Hi-Crush Whitehall LLC, the remaining 2% equity interest in Hi-Crush Augusta LLC, and all of the outstanding membership interests in PDQ Properties LLC and to permit the Permian Basin Sand Acquisition.
The foregoing description is qualified in its entirety by reference to the full and complete text of the Fifth Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 2.01 Completion of Acquisition or Disposition of Assets
On March 3, 2017, the Partnership closed its previously disclosed Permian Basin Sand Acquisition pursuant to that certain membership interest purchase agreement, dated February 23, 2017, with Permian Basin Sand, Permian Basin Sand Holdings, LLC, PRE Wildcat Holdings, LLC and the Sellers. In consideration of the Permian Basin Sand Acquisition, the Partnership paid the Sellers a purchase price consisting of $200 million in cash and 3,438,789 newly issued common units representing limited partner interests in the Partnership. Permian Basin Sand owns a 1,226-acre frac sand reserve in the Permian Basin, consisting of more than 55 million tons of 100 mesh frac sand, and certain rights to acquire additional acreage reserves.

Item 3.02 Unregistered Sales of Equity Securities.
The description in Item 2.01 above is incorporated in this Item 3.02 by reference. As previously disclosed in the Current Report on Form 8-K filed by the Partnership on February 23, 2017, the 3,438,789 common units were issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended because the transaction did not involving a public offering.

Item 9.01 Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description

4.1
Lockup and Registration Rights Agreement, dated March 3, 2017, by and among Hi-Crush Partners LP, Platte River Equity III, L.P., Platte River Equity III-A, L.P., Platte River Equity III-Affiliates, L.P., PBS PRE III-B Holdings, LLC, Steven Herron, Peter Melcher, and Mark Smiens.

10.1	Fifth Amendment, dated March 3, 2017, by and among Hi-Crush Partners LP, as borrower, ZB, N.A. DBA Amegy Bank, as administrative agent, and the lenders named therein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

		By:	Hi-Crush GP LLC, its general partner

Date:	March 9, 2017	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

4.1
Lockup and Registration Rights Agreement, dated March 3, 2017, by and among Hi-Crush Partners LP, Platte River Equity III, L.P., Platte River Equity III-A, L.P., Platte River Equity III-Affiliates, L.P., PBS PRE III-B Holdings, LLC, Steven Herron, Peter Melcher, and Mark Smiens.

10.1	Fifth Amendment, dated March 3, 2017, by and among Hi-Crush Partners LP, as borrower, ZB, N.A. DBA Amegy Bank, as administrative agent, and the lenders named therein.